UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 24, 2003
                                                  --------------

                                 NVE Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
-------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
-------------------------------------------------------------------------------
    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
                                                --------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits
       (c) Exhibits
           Exhibit 99.1 - Press release of NVE Corporation dated April 24, 2003 reporting results for the quarter and the year ended March 31, 2003.

Item 9. Regulation FD Disclosure
       Attached as Exhibit 99.1 is a press release of NVE Corporation reporting results from the quarter and the year ended March 31, 2003.
This information is being provided under Item 12, Results of Operations and Financial Condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

                                           NVE CORPORATION

Date: April 24, 2003                       /s/ Daniel A. Baker
                                           -------------------
                                           By: Daniel A. Baker
                                           President and Chief Executive Officer